UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 14, 2019
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On March 14, 2019, at the annual meeting of shareholders for fiscal year 2018 (the “Annual Meeting”), the shareholders of F5 Networks, Inc. (the “Company”) voted to approve (i) the F5 Networks, Inc. 2014 Incentive Plan, as amended and restated (the “2014 Plan”), to increase the number of shares of common stock issuable under the 2014 Plan by an additional 1,750,000 shares and (ii) the F5 Networks, Inc. 2011 Employee Stock Purchase Plan, as amended and restated (the “2011 Plan”), to increase the number of shares of common stock issuable under the 2011 Plan by an additional 2,000,000 shares.

The complete texts of the 2014 Plan and 2011 Plan are set forth in Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are each incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eleven directors to hold office until the annual meeting of shareholders for fiscal year 2019 and until their successors are elected and qualified; (2) the approval of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan by an additional 1,750,000 shares; (3) the approval of the 2011 Plan to increase the number of shares of common stock issuable under the 2011 Plan by an additional 2,000,000 shares; (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019; and (5) an advisory vote regarding approval of the compensation of the Company’s named executive officers.

A total of 49,871,270 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of eleven directors to hold office until the annual meeting of shareholders for fiscal year 2019:
Name of Director	For	Against	Abstain	Broker Non-Votes
A. Gary Ames	42,773,216	3,234,937	30,978	3,832,139
Sandra E. Bergeron	45,518,565	491,882	28,684	3,832,139
Deborah L. Bevier	44,971,813	1,038,254	29,064	3,832,139
Michael Combes	45,737,000	270,770	31,361	3,832,139
Michael L. Dreyer	45,716,203	291,964	30,964	3,832,139
Alan J. Higginson	43,392,307	2,615,895	30,929	3,832,139
Peter S. Klein	45,986,617	21,758	30,756	3,832,139
François Locoh-Donou	45,438,023	571,848	29,260	3,832,139
John McAdam	45,035,202	976,002	27,927	3,832,139
Nikhil Mehta	45,250,821	757,079	31,231	3,832,139
Marie E. Myers	45,988,652	21,678	28,801	3,832,139

Item 2: Approval of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan by an additional 1,750,000 shares:
For	Against	Abstain	Broker Non-Votes
35,719,508	10,281,704	37,919	3,832,139

Item 3: Approval of the 2011 Plan to increase the number of shares of common stock issuable under the 2011 Plan by an additional 2,000,000 shares:
For	Against	Abstain	Broker Non-Votes
45,920,993	78,267	39,871	3,832,139

Item 4: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019:
For	Against	Abstain
47,234,855	2,602,232	34,183

Item 5: Advisory vote on the approval of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
37,376,376	8,585,378	77,377	3,832,139

Item 9.01	Financial Statements and Exhibits.

10.1	F5 Networks, Inc. 2014 Incentive Plan, as amended and restated
10.2	F5 Networks, Inc. 2011 Employee Stock Purchase Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: March 14, 2019	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel